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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 14, 1997
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                 0-18734                         33-0314804
         (Commission File Number)     (IRS Employer Identification No.)

            11077 North Torrey Pines Road, La Jolla, California 92037
               (Address of principal executive offices) (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)



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Item 5.   OTHER EVENTS

     The registrant incorporates by reference herein the press release dated August 14, 1997, attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               (i) Exhibit 99 -- Press Release dated August 14, 1997.



                     SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       LIDAK PHARMACEUTICALS

Date:  August 18, 1997                 By:\s\Susan Yeagley Sullivan
                                       ----------------------------
                                       Susan Yeagley Sullivan
                                       Vice President, Chief Financial Officer
                                       and Secretary